UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, the Company and certain members of the Company’s board of directors are defendants in a stockholder class action suit filed on June 15, 2006 entitled Mercier v. Inter-Tel (Delaware), Inc., et al., No. 2226-VCS, in the Court of Chancery of the State of Delaware. On July 5, 2007, plaintiff filed a Verified Second Supplement to the Second Amended Complaint filed on March 27, 2007. The Company and Director defendants believe that these claims, as well as the other claims in the above litigation, are without merit and intend to vigorously defend against them.

A copy of the Verified Second Supplement to the Second Amended Complaint is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Verified Second Supplement to the Second Amended Complaint, Mercier v. Inter-Tel (Delaware), Incorporated, Del. Ch., C.A. No. 2226-VCS, July 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: July 10, 2007	By:	/s/ Norman Stout
	Name:	Norman Stout
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Verified Second Supplement to the Second Amended Complaint, Mercier v. Inter-Tel (Delaware), Incorporated, Del. Ch., C.A. No. 2226-VCS, July 5, 2007.